UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K/A
(Amendment No. 1)
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2021
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note
As previously disclosed, on December 6, 2021 (the “Closing Date”), Sonic Automotive, Inc. (“Sonic”) completed the acquisition of RFJ Auto Partners, Inc. (“RFJ Auto”) pursuant to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 17, 2021, by and among Sonic, a subsidiary of Sonic (“Merger Sub”), RFJ Auto and The Resolute Fund III, L.P., solely in its capacity as the representative of RFJ Auto’s equityholders. On the Closing Date, pursuant to the Merger Agreement and upon the terms and subject to the conditions therein, RFJ Auto merged with and into Merger Sub, with RFJ Auto surviving the merger and becoming a direct, wholly owned subsidiary of Sonic.
This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on December 9, 2021 (the “Original Form 8-K”) amends the Original Form 8-K to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated balance sheets of RFJ Auto Partners, Inc. and its subsidiaries as of December 31, 2020 and 2019, the related consolidated statements of operations, stockholders’ equity and cash flows of RFJ Auto Partners, Inc. and its subsidiaries for each of the years in the two-year period ended December 31, 2020 and the notes related thereto, together with the report thereon of Dixon Hughes Goodman LLP included in the audited consolidated financial statements, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
The unaudited condensed consolidated balance sheet of RFJ Auto Partners, Inc. and its subsidiaries as of September 30, 2021 and 2020, the related condensed consolidated statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2021 and 2020, and the notes related thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma combined statement of operations of Sonic Automotive, Inc. for the year ended December 31, 2020 and condensed combined statements of operations of Sonic Automotive, Inc. for the nine months ended September 30, 2021, the unaudited pro forma condensed combined balance sheet of Sonic Automotive, Inc. as of September 30, 2021, and the notes related thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Dixon Hughes Goodman LLP relating to the financial statements of RFJ Auto Partners, Inc.

99.1	Audited Consolidated Financial Statements of RFJ Auto Partners, Inc. and its subsidiaries as of December 31, 2020 and 2019, and for each of the years in the two year period ended December 31, 2020.

99.2	Unaudited Condensed Consolidated Financial Statements of RFJ Auto Partners, Inc. and its subsidiaries as of and for the nine months ended September 30, 2021 and 2020.

99.3
Unaudited Pro Forma Combined Statement of operations of Sonic Automotive, Inc. for the year ended December 31, 2020 and Condensed Combined Statement of operations of Sonic Automotive, Inc. for the nine months ended September 30, 2021 and Unaudited Pro Forma Condensed Combined Balance Sheet of Sonic Automotive, Inc. as of September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

February 18, 2022	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel